UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 28, 2010
United Western Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Colorado

(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716

(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100
Denver, Colorado	80202

(Address of Principal Executive Offices)	(Zip Code)
(303) 595-9898

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Investment Agreement
On October 28, 2010, United Western Bancorp, Inc. (the “Company”) entered into an investment agreement (the “Investment Agreement”) with Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners III, L.P. (collectively, the “Oak Hill Anchor Investor”), Lovell Minnick Equity Partners III LP and Lovell Minnick Equity Partners III-A LP (collectively, the “Lovell Minnick Anchor Investor” and, together with the Oak Hill Anchor Investor, the “Lead Anchor Investors”), Legent Group, LLC (the “Legent Group”) and Henry C. Duques (“Duques” and, together with the Legent Group, the “Duques Anchor Investor”) (each of the Oak Hill Anchor Investor, the Lovell Minnick Anchor Investor and the Duques Anchor Investor, an “Anchor Investor,” and collectively, the “Anchor Investors”). Pursuant to the Investment Agreement, the Company will seek to raise in the aggregate at least $200,000,000 but not more than $205,000,000.
Pursuant to the terms and conditions of the Investment Agreement, the Oak Hill Anchor Investor and the Lovell Minnick Anchor Investor will each purchase 117,500,000 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) for $0.40 per share, for a total investment of $94,000,000 (the “Lead Anchor Investment”). The Legent Group will purchase 7,500,000 shares of Common Stock for $0.40 per share, for a total investment of $3,000,000, and Duques will purchase 15,000,000 shares of Common Stock for $0.40 per share, for a total investment of $6,000,000 (together, with the Lead Anchor Investment, the “Anchor Investment”).
In addition, each Anchor Investor will each receive warrants to purchase 10.0% of the number of shares of Common Stock that they are purchasing under the Investment Agreement (the “Warrants”). The Warrants are for a term of ten years and are exercisable at $0.40 per share of Common Stock. Upon the closing of the transactions contemplated by the Investment Agreement, each Lead Anchor Investor will hold an ownership interest in the Company of approximately 23.1%, calculated after giving effect to the exercise of the Warrants, and the Duques Anchor Investor will hold an ownership interest in the Company of approximately 5.0%, calculated after giving effect to shares of Common Stock already owned by the Duques Anchor Investor, including Common Stock to be received as consideration for the acquisition of Legent Clearing, LLC by the Company, and the exercise of the Warrants by the Duques Anchor Investor.
Pursuant to the terms of the Investment Agreement, the Company will appoint a representative of each Lead Anchor Investor to the Company’s Board of Directors. Each Lead Anchor Investor will be entitled to maintain its respective board representative on the Company’s Board of Directors for so long as it owns 20% or more of the number of shares of Common Stock purchased by such Lead Anchor Investor pursuant to the Investment Agreement, including all shares into which the Warrants owned by such Lead Anchor Investor are exercisable.
The Anchor Investors cannot exercise the Warrants if, as a result, any would own, in the aggregate, 25% or more of any class of voting securities of the Company. Subject to certain exceptions, none of the securities sold to the Anchor Investors under the Investment Agreement may be transferred for a period of six months after closing of the transactions contemplated thereby. In addition, the Company has granted the Anchor Investors registration rights that (i) require the Company to file a shelf registration statement no later than 90 days after closing of the Anchor Investment and to maintain its effectiveness, subject to customary blackout periods and other exceptions and (ii) grant the Anchor Investors the right to participate in the Company’s future registered offerings, subject to customary exceptions.
Each of the Anchor Investors’ investments are conditioned upon each other and on other closing conditions, including, among others, the Company raising a total of at least $200 million of capital (inclusive of the Anchor Investment), receipt of certain regulatory approvals, the acquisition by United Western Bank, a subsidiary of the Company, of Legent Clearing, LLC, as previously announced in June 2010, approval by the Office of Thrift Supervision, the approval of the Federal Deposit Insurance Corporation and the Financial Industry Regulatory Authority as to the acquisition of Legent Clearing, LLC, NASDAQ granting the Company approval to issue the shares of Common Stock and Warrants pursuant to the Investment Agreement in reliance on the shareholder approval exemption set forth in NASDAQ Rule 5635(f), receipt of third-party consents, no occurrence of a material adverse effect on the Company and no adverse change in any banking or bank holding company law, rule or regulation.
The foregoing description of the Investment Agreement is only a summary and is qualified in its entirety by reference to the full text of the Investment Agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference.
Rights Agreement
On October 28, 2010, the Company and Computershare Trust Company, N.A. (the “Rights Agent”) entered into an amendment (the “Amendment”) to that certain Rights Agreement, dated as of November 4, 2002 (the “Rights Agreement”), between the Company and the Rights Agent.

The Amendment provides that the Final Expiration Date (as defined in the Rights Agreement) shall be amended to be 3:00 p.m. Mountain Daylight Time on October 28, 2010. Therefore, the Rights Agreement expired prior to the execution of the Investment Agreement and the filing of this Form 8-K.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed herewith as Exhibit 4.22 and is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.
The Company entered into the Investment Agreement providing for the sale of Common Stock and issuance of the Warrants for an aggregate combined total of at least $200,000,000 and not more than $205,000,000, as described under Item 1.01 above. In entering into the Investment Agreement, the Company relied on the provisions of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), for an exemption for the offering, sale and future delivery of such securities from registration under the Securities Act.
Item 3.03. Material Modification to Rights of Security Holders.
The disclosure provided pursuant to Item 1.01 hereto with respect to the Rights Agreement is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On October 29, 2010, the Company issued a press release announcing that it had entered into the Investment Agreement. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01 of Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Item 7.01 of Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

4.22	Amendment No. 1 to Rights Agreement, dated October 28, 2010 between United Western Bancorp, Inc. and Computershare Trust Company, N.A. as Rights Agent

10.1	Investment Agreement, dated October 28, 2010, by and among United Western Bancorp, Inc., Oak Hill Capital Partners III, L.P., Oak Hill Capital Management Partners III, L.P., Lovell Minnick Equity Partners III LP, Lovell Minnick Equity Partners III-A LP, Legent Group, LLC and Henry C. Duques

99.1	Press release of United Western Bancorp, Inc, dated October 29, 2010, entitled “United Western Bancorp, Inc. Announces Agreement for Investment from Lovell Minnick Partners, LLC, Oak Hill Capital Management, LLC and Henry C. (Ric) Duques”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2010	UNITED WESTERN BANCORP, INC.
	By:	/s/ Michael J. McCloskey
		Name:	Michael J. McCloskey
		Title:	Executive Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit
Number	Description

4.22	Amendment No. 1 to Rights Agreement, dated October 28, 2010 between United Western Bancorp, Inc. and Computershare Trust Company, N.A. as Rights Agent

10.1	Investment Agreement, dated October 28, 2010, by and among United Western Bancorp, Inc., Oak Hill Capital Partners III, L.P., Oak Hill Capital Management Partners III, L.P., Lovell Minnick Equity Partners III LP, Lovell Minnick Equity Partners III-A LP, Legent Group, LLC and Henry C. Duques

99.1	Press release of United Western Bancorp, Inc, dated October 29, 2010, entitled “United Western Bancorp, Inc. Announces Agreement for Investment from Lovell Minnick Partners, LLC, Oak Hill Capital Management, LLC and Henry C. (Ric) Duques”